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                                                                  EXHIBIT 10.12



                             DELTA AIR LINES, INC.
                     DIRECTORS' DEFERRED COMPENSATION PLAN

       (As Proposed to be Amended and Restated Through October 26, 1995)

SECTION 1.  Purpose.

The purpose of the Delta Air Lines, Inc. Directors' Deferred Compensation Plan (the "Plan") is to provide members of the Board of Directors (the "Board") of Delta Air Lines, Inc. (the "Company") who are not employees of the Company ("Participants") with the opportunity to defer receipt of payment of their fees for services as a Director.


SECTION 2.  Administration.

The Plan shall be administered by a committee (the "Committee") of three or more individuals appointed by the Board to administer the Plan. The members of the Committee must be members of, and shall serve at the discretion of, the Board. The Plan initially shall be administered by the Personnel, Compensation & Nominating Committee of the Board.

Subject to the provisions of the Plan, the Committee shall have sole and complete authority to construe and interpret the Plan; to establish, amend and rescind appropriate rules and regulations relating to the Plan; to administer the Plan; and to take all such steps and make all such determinations in connection with the Plan as it may deem necessary or advisable to carry out the provisions and intent of the Plan. All determinations of the Committee shall be by a majority of its members, and its determinations shall be final and conclusive for all purposes and upon all persons, including, but without limitation, the Company, the Committee, the Participants and their respective successors in interest.


SECTION 3.  Eligibility and Participation.

Participation in the Plan shall be limited to members of the Board who are not employees of the Company.

A Participant may elect to defer receipt of all or a portion of his or her fees for services as a member of the Board. These fees include, without limitation, the annual retainer, the committee chairperson retainer and any meeting fees for attendance at meetings of the Board and its committees (collectively, the "Fees").




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SECTION 4.  Deferral Election.

A Director of the Company who desires to defer receipt of payment of all or a portion of his or her Fees must complete and deliver an Election Agreement, substantially in the form attached hereto as Attachment A, to the Corporate Secretary of the Company no later than December 31 prior to the calendar year in which the Fees otherwise would be paid; provided, however, that any Director hereafter elected to the Board who was not a Director on the preceding December 31 may make an election to defer payment of Fees not yet received for the calendar year in which he or she is first elected to the Board by delivering an Election Agreement to the Corporate Secretary of the Company within thirty (30) days after such election. An Election Agreement, once timely delivered, shall be effective for the succeeding calendar year (or the remainder of the current calendar year in the case of a newly elected Director).

Any deferral elections made by a Director of the Company prior to October 26, 1995, shall remain in effect in accordance with the terms of such deferral election agreement and the Directors' Deferred Compensation Plan in effect when such elections were made.

A Participant's election to join the Plan shall be irrevocable; shall relate solely to amounts earned after the filing of a deferral election with the Corporate Secretary; and shall be made on the Election Agreement, as described herein.

Participants shall make the following irrevocable elections on each Election
Agreement:

     (a) The amount of Fees to be deferred;

     (b) The length of the deferral period, pursuant to Section 5 herein;

     (c) The investment return choice(s) with respect to deferred amounts, pursuant to Section 6 herein; and

     (d) The form of payment of deferred amounts following the end of the deferral period, pursuant to Section 7 herein.


SECTION 5.  Deferral Period.

Unless the Committee determines otherwise, the deferral period elected by each Participant with respect to deferrals of Fees for any given year shall be at least equal to one (1) year, and no more than ten (10) years, following the end of the calendar year in which the Fees are earned. However, notwithstanding the deferral periods elected by a Participant, payment of deferred amounts and accrued investment return thereon shall be made to the Participant, or the Participant's beneficiary designated pursuant to Section 8 herein, as the case may be, in a single lump sum within 30 days in the event the Participant's service as a Director of the Company is terminated by reason of death or disability at any time prior to full payment of deferred amounts and accrued investment return thereon. "Disability" for this purpose shall mean a long-term disability as determined in the sole discretion of the Committee.



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SECTION 6.  Deferred Compensation Accounts.

The Fees which a Participant elects to defer shall be treated as if they were set aside in an unfunded deferred compensation account, maintained by the Company or its agent for bookkeeping purposes, on the date the Fees otherwise would have been paid to the Participant (the "Account"). The obligation of the Company under the Plan to make payment of Fees and the accrued investment return with respect to a Participant's account constitutes the Company's unsecured promise to make payments from its general assets as provided herein. A Participant shall have the status of a general unsecured creditor of the Company.

A Participant's Account will be credited with the amount of the deferred Fees and the investment return on the investment choice (and debited with any losses thereon) specified by the Participant. The investment return shall be equivalent to the investment performance during the applicable deferral period of the Delta Family-Care Savings Plan Core Options/Window of Choices Funds specified by the Participant or, in lieu of or in addition to such investment choices, such other investment return choices as may be specified from time to time by the Committee.

Unless the Committee otherwise determines, Participants may change their investment return choices for amounts deferred under this Plan as often as they wish by notifying the Corporate Secretary of the Company or agent of the Company appointed to manage Accounts under this Plan, except that changes to amounts invested in the investment account equivalent of the Delta Common Stock Fund may only be made during any period when the Participant is not subject to the reporting and short-swing trading profits rules of Section 16 of the Securities Exchange Act of 1934, as amended.


SECTION 7.  Payment of Account.

A Participant's Account balance shall be paid following the end of the deferral period, as determined under Section 5 herein, in either (a) a single lump sum cash payment, together with the accrued investment return thereon, as soon as practicable thereafter, or (b) quarterly installments over a period not to exceed five (5) years, in either case as elected by the Participant on his or her Election Agreement pursuant to Section 4 herein. The quarterly installment payments, if elected, will be based upon a Participant's then existing Account balance divided by the number of installment payments remaining to be made. A Participant may submit an alternate payment schedule to the Committee for approval in its sole discretion.


SECTION 8.  Death of Participant.

A Participant may designate a beneficiary or beneficiaries (who may be named or successively) who, upon the Participant's death, will receive the amounts which otherwise would have been paid to the Participant under the Plan. All designations shall be signed by the Participant, and shall be in substantially the form attached hereto as Attachment B or as otherwise prescribed by


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the Committee.  Each designation shall be effective as of the date received by the Corporate Secretary of the Company from the Participant.

Participants may change their designations of beneficiary by submitting a new designation form. The payment of amounts deferred under the Plan shall be in accordance with the last unrevoked designation of beneficiary that has been signed by the Participant and delivered by the Participant to the Corporate Secretary of the Company prior to the Participant's death.

In the event that all the beneficiaries named by a Participant pursuant to this
Section 8 predecease the Participant, the deferred amounts that would have been paid to the Participant or the Participant's beneficiaries shall be paid to the Participant's estate.

In the event a Participant does not designate a beneficiary, or for any reason such designation is ineffective, in whole or in part, the amounts that otherwise would have been paid to the Participant or the Participant's beneficiaries under the Plan shall be paid to the Participant's estate.


SECTION 9.  Amendment and Termination.

The Company hereby reserves the right to amend, modify, or terminate the Plan at any time by action of the Committee or by the Board of Directors. No such amendment, modification or termination shall in any material manner adversely affect any Participant's right to deferred amounts, contributions, or accrued investment return thereon, without the consent of the Participant.


SECTION 10.  Additional Provisions.

Any notice or filing required to be given to the Company or the Corporate Secretary under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Corporate Secretary of the Company at such address as is given in the records of the Company. Notices shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

Participants' rights with respect to deferred amounts, contributions and accrued investment return under the Plan may not be sold, transferred, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In no event will the Company make any payment under the Plan to any assignee or creditor of a Participant.

In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

All costs of implementing and administering the Plan shall be borne by the Company. The Plan shall be construed and enforced in accordance with the laws of the State of Georgia. All obligations of the Company under the Plan shall be binding upon any successor to the Company,

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whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.





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                             DELTA AIR LINES, INC.
                     DIRECTORS' DEFERRED COMPENSATION PLAN


                    ELECTION AGREEMENT (CALENDAR YEAR 1996)

To:  Corporate Secretary

     I hereby irrevocably elect to participate in the Delta Air Lines, Inc. Directors' Deferred Compensation Plan (the "Plan") with respect to the compensation designated below which I may be entitled to receive from Delta Air Lines, Inc. (the "Company") as a member of its Board of Directors, beginning January 1, 1996 and ending on December 31, 1996.

     I.  AMOUNT DEFERRED

     I hereby elect to defer payment of my annual retainer, committee chairperson retainer and meeting fees which I am entitled to receive for services as a member of the Board of Directors of the Company, as follows:

         A. Annual retainer and committee chairperson retainer fees (check one):
            ________100%
            ________Other (specify percentage)

         B. Board and Committee meeting fees (check one):
            ________100%
            ________Other (specify percentage)

     II.  DEFERRAL PERIOD

     Please defer my fees as specified above until the following date (specify date, which must be at least one (1) year, but no more than ten (10) years, following the end of the calendar year in which the Fees are earned): December 31, 19___.

     III.  FORM OF PAYMENT OF DEFERRED AMOUNTS

     Please make payment following the end of the deferral period specified above of amounts deferred under the Plan and the accrued investment return thereon as follows (check one):

             A.  _____Single lump sum payment.

             B.  _____Quarterly installment payments, beginning on the January
                      1st following the end of the deferral period specified above (specify number, not to exceed 20 installments [five years]:_____).



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     IV.  INVESTMENT CHOICES

     Please credit (debit) my unfunded Account, which is being maintained by the Company or its agent for bookkeeping purposes, with investment returns (losses) on deferral amounts pursuant to the investment return choice(s) specified below equivalent to the Delta Family-Care Savings Plan Core Options/Window of Choices Funds, as provided in Section 6 of the Plan (specify one or more funds, giving percentages for each, totaling 100%):

Core Options


           %   Insurance Contracts/Stable Value Fund
     ------
           %   Commingled Bonds Fund
     ------
           %   Conservative Growth Balanced Fund
     ------
           %   Growth Balanced Fund
     ------
           %   Fidelity U.S. Equity Index Commingled Pool
     ------
           %   Commingled Stocks Fund
     ------
           %   Delta Common Stock Fund
     ------


Window of Choices Funds


           %   Merrill Lynch Capital Fund (Class A)
     ------
           %   Fidelity Equity-Income Fund
     ------
           %   Fidelity Growth & Portfolio
     ------
           %   Fidelity Magellan (R) Fund
     ------
           %   Twentieth Century Select Investors Fund
     ------
           %   Fidelity Contrafund
     ------
           %   Twentieth Century Ultra Investors Fund
     ------
           %   Fidelity OTC Portfolio
     ------
           %   Delaware Group Trend Fund
     ------
           %   Templeton Foreign Equity Series
     ------
        100%


     I acknowledge that I have reviewed the Plan and understand that my participation is subject to the terms and conditions contained in the Plan. Words and phrases used in this Election Agreement shall have the meanings assigned by the Plan.

     I acknowledge that I have been advised to consult with my own tax and estate planning advisors before making this election to defer in order to determine the tax effect of my participation in the Plan.


Date:
     -------------                      --------------------
                                            (Signature)


                                        --------------------
                                           (Printed Name)







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                             DELTA AIR LINES, INC.
                     DIRECTORS' DEFERRED COMPENSATION PLAN

                            BENEFICIARY DESIGNATION

     In accordance with the terms and conditions of the Delta Air Lines, Inc. Directors' Deferred Compensation Plan (the "Plan"), in the event of my death, I hereby designate the person(s) indicated below as my beneficiary(ies) to receive all amounts payable to me under said Plan:



Name:
          --------------------------
Address:
          --------------------------

          --------------------------

          --------------------------


Social Security Number of Beneficiary:
                                       ---------------

Relationship:                              Date of Birth:
             ---------------------------                  -----------------

     In the event that the above-named beneficiary predeceases me, I hereby designate the following person as beneficiary:

Name:
          --------------------------
Address:
          --------------------------

          --------------------------

          --------------------------


Social Security Number of Beneficiary:
                                       ---------------

Relationship:                              Date of Birth:
             ---------------------------                  -----------------

     I hereby expressly revoke all prior designations of beneficiaries, reserve the right to change the beneficiary(ies) herein designated, and agree that the rights of said beneficiary(ies) shall be subject to the terms of said Plan. In the event that there is no beneficiary living at the time of my death, I understand that the amounts payable under said Plan will be paid to my estate.


Date:
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                                            (Signature)


                                        --------------------
                                           (Printed Name)